Exhibit 32.2

Mechanical Technology Incorporated
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

In connection with the Annual Report of Mechanical Technology Incorporated (the “Company”) on Form 10-K for the year ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Frederick W. Jones, Acting Chief Financial Officer of the Company, certify, pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, (18 U.S.C. Sections 1350(a) and (b)), that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

(2)	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2010	/S/ Frederick W. Jones
Frederick W. Jones
Acting Chief Financial Officer
(Principal Financial Officer)